UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):     May 25, 2007
                                                           ------------

                             National Beverage Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

               1-14170                             59-2605822
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      (Commission File Number)          (IRS Employer Identification No.)


         One North University Drive
         Fort Lauderdale, Florida                        33324
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  (Address of Principal Executive Offices)             (Zip Code)


                                 (954) 581-0922
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 25, 2007, National Beverage Corp. announced its Board of Directors declared a stock dividend of 20%, or an additional issue of one new share for five shares presently held, and has requested that a Committee of the Board retain the firm of Houlihan Lokey Howard & Zukin. This release is furnished herewith as Exhibit 99.1 hereto.


Item 9.01         Financial Statements and Exhibits

 (c) Exhibit 99.1       Press release dated May 25, 2007.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             National Beverage Corp.
                             -----------------------
                                  (Registrant)


Date:    May 25, 2007                    /s/ Dean A. McCoy
                                         -----------------
                                         Dean A. McCoy
                                         Senior Vice President -
                                         Chief Accounting Officer



                                  EXHIBIT INDEX

99.1     Press release dated May 25, 2007